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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 16, 1998 included in Nationwide Health Properties, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                    /s/ Arthur Andersen LLP

                                    ARTHUR ANDERSEN LLP


Orange County, California
May 28, 1998

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